EXHIBIT 10.126
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MICRON / NTC CONFIDENTIAL

TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT
FOR 20NM PROCESS NODE
This TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT FOR 20NM PROCESS NODE (this “Agreement”), is made and entered into as of this 17th day of January, 2013, by and between Micron Technology, Inc., a Delaware corporation (“Micron”), and Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“NTC”). (Micron and NTC are referred to in this Agreement individually as a “Party” and collectively as the “Parties”).
RECITALS
A.     Micron is developing and/or has developed technology for a 20nm Process Node for the manufacture of DRAM Products.
B.    NTC desires to receive an option to have such technology transferred and licensed to NTC for its use in the manufacture of DRAM Products.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual promises and agreements herein set forth, the Parties, intending to be legally bound, hereby agree as follows.
ARTICLE 1
DEFINITIONS; CERTAIN INTERPRETATIVE MATTERS
1.1    Definitions.
“Adjusted Revenues” means (a) with respect to [***], the difference of A minus B, wherein “A” equals the [***] from the [***] of the [***], and “B” equals [***] associated with [***], if any; provided, however, that Adjusted Revenues (i) shall not include any Foundry Customer Adjusted Revenues, and (ii) cannot be less than zero; and (b) with respect to [***], (x) the difference of C minus D, wherein “C” equals the [***] from the [***] of [***] and “D” equals the [***] associated with [***], multiplied by (y) the ratio of “E” divided by “F”, wherein “E” equals the number of [***] and “F” equals the [***]; provided, however, that Adjusted Revenues cannot be less than zero.
“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.

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“Agreement” shall have the meaning set forth in the preamble to this Agreement.
“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.
“BEOL Costs” means the back-end assembly (including module and packaging) and test costs of NTC incurred after Probe Testing of the DRAM wafer from which such DRAM Product is made.
“Business Day” means a day that is not a Saturday, Sunday, or statutory holiday in the state of Idaho or in Taiwan.
“Change of Control” means, with respect to a Party: (i) any Third Party becoming the beneficial owner of securities of such Party representing more than fifty percent (50%) of the total of all then outstanding voting securities; (ii) a merger or consolidation of such Party with or into a Third Party, other than a merger or consolidation that would result in the holders of the voting securities immediately prior thereto holding securities that represent immediately after such merger or consolidation more than fifty percent (50%) of the total combined voting power of the entity that survives such merger or consolidation or the parent of the entity that survives such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the assets of such Party to a Third Party wherein the holders of such Party's outstanding voting securities immediately before such sale do not, immediately after such sale, own or control (directly or indirectly) equity representing a majority of the outstanding voting securities of such Third Party.
“Confidential Information” shall have the meaning ascribed thereto in the Micron-NTC Mutual NDA.
“Control” (whether capitalized or not) means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Controlled Facility” of a company means (i) a wafer fabrication facility owned by such company, (ii) a wafer fabrication facility owned by an entity that is Controlled by such company, and/or (iii) a wafer fabrication facility for which such company has a contractual right to receive at least [***] percent ([***]%) of the output of such wafer fabrication facility for at least [***] consecutive months.

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“Credit” means the sum of [***] subject to reduction as such sum is applied to the [***] obligations of [***] in accordance with [***].
“Density” means the physical density of (i.e., total number of bits that can be stored in) a DRAM Product.
“Designee” shall have the meaning ascribed thereto in Section 3.1.
“DRAM” means dynamic random access memory cells that function by using a capacitor arrayed predominantly above the semiconductor substrate.
“DRAM Design” means the particular DRAM Product and corresponding design components, materials, and information specified in Schedule 2 and configured to serve as the transfer vehicle for the transfer of the Licensed Node from Micron to NTC.
“DRAM Module” means one or more DRAM Products in a package or module (whether as part of a SIMM, DIMM, multi-chip package, memory card or other memory module or package).
“DRAM Product” means any memory device comprising DRAM, whether in die or wafer form, manufactured by using the Licensed Node that implements the Transferred Technology licensed hereunder.
“Effective Date” means January 1, 2013.
“Elpida” means Elpida Memory, Inc., a corporation organized and existing under the laws of Japan.
“Exercise Date” shall have the meaning ascribed thereto in Section 2.1(b) of this Agreement.
“Exercise Notice” shall have the meaning ascribed thereto in Section 2.1(b) of this Agreement.
“[***]” shall have the meaning ascribed thereto in Section 3.4 of this Agreement.
“Force Majeure Event” means the occurrence of an event or circumstance beyond the reasonable control of a Party and includes, without limitation, (a) explosions, fires, flood, earthquakes, catastrophic weather conditions, or other elements of nature or acts of God; (b) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or sabotage; (c) acts of federal, state, local or foreign Governmental Entity; (d) labor disputes, lockouts, strikes or other industrial action, whether direct or indirect and whether lawful or unlawful; (e) failures or fluctuations in electrical power or telecommunications service or equipment; and (f) delays caused by the other Party or third-party nonperformance (except for delays caused by a Party's Contractors, subcontractors or agents).

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“Foundry Customer” means a Third Party customer for DRAM Products, the [***] by the [***] to the [***] by a [***]:
(a)    such customer:
(i)    does not [***] DRAM Products in any [***] and does not develop any [***] for use in the [***]; and
(ii)    is not a [***] in a [***] Micron or any of Micron's Affiliates (except where such customer is a [***] in a [***] Micron or any of Micron's Affiliates [***]; and
(b)    all DRAM Products to [***]:
(i)    have a [***] that is [***] (wherein a [***] is the [***] of the [***] with respect to a [***], so that [***] the [***] for the relevant [***], and
(ii)    are not [***] that has been in [***] for [***] after [***].
“Foundry Customer Adjusted Revenues” means the difference of A minus B, wherein “A” equals the [***] for a [***]; and “B” equals the [***] if any. Foundry Customer Adjusted Revenues includes Foundry Customer Special Adjusted Revenues and Foundry Customer Other Adjusted Revenues.
“Foundry Customer Other Adjusted Revenues” means Foundry Customer Adjusted Revenues less Foundry Customer Special Adjusted Revenues.
“Foundry Customer Products” means DRAM Products manufactured by NTC for a Foundry Customer where such products are provided to such Foundry Customer for resale by or on behalf of that Foundry Customer or for internal use by that Foundry Customer.
“Foundry Customer Special Adjusted Revenues” means the difference of A minus B, wherein “A” equals the [***] received from the [***] for a [***] that has a [***] that is [***] (wherein a [***] is the [***] of the [***] with respect to a [***] so that [***] the [***] for the relevant [***]; and “B” equals the [***] associated with the such [***], if any.
“GAAP” means, with respect to Micron, United States generally accepted accounting principles, and with respect to NTC, Republic of China generally accepted accounting principles, in each case, as consistently applied by the Party for all periods at issue.
“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof.

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“Gross Revenues” means, with respect to a DRAM Product or DRAM Module, the gross proceeds actually received by NTC or its Affiliate for the sale or other transfer of such DRAM Product or DRAM Module to a Third Party that is not an Affiliate, less any credits, discounts, returns and rebates actually applied or allowed or refunds actually given with respect to such DRAM Product or DRAM Module; provided, however, that Gross Revenues cannot be less than zero.
“IMI” means Inotera Memories, Inc. (Inotera Memories, Inc. [Translation from Chinese]), a company incorporated under the laws of the Republic of China.
“Intel Confidential Information” means information that (i) is developed by Micron and/or Intel Corporation under or in connection with a joint development agreement between Micron and Intel Corporation, and/or (ii) otherwise relates to IM Flash Technologies, LLC, and is subject to a confidentiality obligation between or among Micron and Intel Corporation or any of their respective Affiliates.
“Internal Qualification” means, with respect to a particular Process Node, the point in time at which Micron, together with its Affiliates, has used such Process Node to commercially produce more than [***] DRAM wafers per week for at least [***] consecutive weeks, provided that the following shall not be considered commercially produced wafers: (i) any DRAM wafers manufactured in Micron's R&D fabrication facility; (ii) any DRAM wafers that are engineering samples or experimental products; and (iii) any DRAM wafers that Micron and/or its Affiliates divert to a distribution channel for reduced-specification products (e.g., SpecTek).
“IP Rights” means copyrights, rights in trade secrets, Mask Work Rights and pending applications or registrations of any of the foregoing anywhere in the world. The term “IP Rights” does not include any Patent Rights or rights in trademarks.
“Joint Venture Documents” means (i) the Master Agreement, (ii) the documents, agreements and instruments referred to in Articles 5 and 7 of such Master Agreement, (iii) the Omnibus IP Agreement, dated as of the date hereof, by and between the Parties, and (iv) the documents, agreements and instruments referred to in Articles II and III of the Omnibus IP Agreement.
“Licensed Node” means the next Primary Process Node to be Internally Qualified by Micron after the Effective Date (also known as the 100 Series Process Node), such Process Node configured for an average half pitch of approximately twenty (20) nanometers (nm).
“Mainstream DRAM Product” means, for a [***], the particular DRAM Product, manufactured on the Licensed Node by [***], of which [***] the [***] by unit [***], which are manufactured on the Licensed Node.

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“Mask Work Rights” means rights under the United States Semiconductor Chip Protection Act of 1984, as amended from time to time, or under any similar equivalent laws in countries other than the United States.
“Master Agreement” means that certain Master Agreement, dated as of the date hereof, among Micron, MNL, Numonyx B.V., MSA, MTT, NTC, and IMI.
“Memory Product” means one or more integrated circuits, printed circuit boards, multi-chip packages or other assemblies with which such integrated circuits are attached or otherwise associated that are designed, developed, marketed or used primarily for storing digital information including, for example and without limitation, any DRAM, NAND Flash, NOR, PCM, dynamic, static, volatile, low volatility or non-volatile memory, whether as discrete integrated circuits, or as part of a SIMM, DIMM, multi-chip package, memory card (e.g., compact flash card, SD card, etc.) or other memory module or package.
“Micron” shall have the meaning set forth in the preamble to this Agreement.
“Micron Competitor” means (a) [***], and any Subsidiaries of the companies set forth above; (b) any successor-in-interest of any of the companies referenced  in (a) above and any successors to all or substantially all of their respective Memory Products businesses; (c) any Affiliate of any company set forth in (a) above; or (d) a company that uses its Controlled Facility to manufacture Memory Products in wafer form and that derives (either on a consolidated or standalone basis) at least [***] percent ([***]%) of its revenue from the manufacture or sale of Memory Products (based on the last fiscal year of such revenue).

“Micron IP Royalties” mean any royalties owed pursuant to Section 4.2.
“Micron-NTC Mutual NDA” means the Micron-NTC Mutual Nondisclosure Agreement entered into by and between Micron and NTC on even date herewith.
“MNL” means Micron Semiconductor B.V., a private limited liability company organized under the laws of the Netherlands.
“MSA” means Micron Semiconductor Asia Pte. Ltd., a private limited company organized under the laws of Singapore.
“MTT” means Micron Technology Asia Pacific, Inc., an Idaho corporation.
“Nan Ya Plastics” means Nan Ya Plastics Corporation, a company incorporated under the laws of the ROC.
“New Finance Agreement” means that certain New Finance Agreement, dated as of the date hereof, by and among Micron, MNL, Numonyx B.V., MSA, MTT, IMI and Nan Ya Plastics.

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MICRON / NTC CONFIDENTIAL

“NTC” shall have the meaning set forth in the preamble to this Agreement.
“NTC Design Contractor” means a Third Party engaged by NTC to develop designs for [***] to be manufactured at the NTC Qualified Fab using the Licensed Node [***] such Third Party is not a [***] in a [***] Micron or any of Micron's Affiliates (except where such Third Party is a [***] in a [***] Micron or any of Micron's Affiliates [***].
“NTC Process Contractor” means a Third Party engaged by NTC to develop process technology solely for use by NTC at the NTC Qualified Fab [***] such Third Party is not a [***] in a [***] Micron or any of Micron's Affiliates (except where such Third Party is a [***] in a [***] Micron or any of Micron's Affiliates [***].
“NTC Products” means DRAM Products and/or DRAM Modules the design for which (i) is owned by NTC, either solely or jointly with Micron, or (ii) is licensed by Micron to NTC pursuant to this Agreement.
“NTC Qualified Fab” means NTC's semiconductor manufacturing facility located at No. 98 Nanlin Rd., Taishan District, New Taipei City, Taiwan, ROC (i.e., NTC's Fab 3A) but only for so long as (i) such facility is [***] and (ii) no other [***] has a [***] or [***], directly or indirectly [***] any of the [***] in such facility. For purposes of this definition, [***] shall not be considered the type of [***] described in subsection (ii) above.
“Numonyx B.V.” means Numonyx Holdings B.V., a private limited liability company organized under the laws of the Netherlands.
“OEM” shall have the meaning ascribed thereto in Section 4.2(c) of this Agreement.
“Option” shall have the meaning ascribed thereto in Section 2.1(a) of this Agreement.
“Option Period” shall have the meaning ascribed thereto in Section 2.1(a) of this Agreement.
“Party” or “Parties” shall have the meaning set forth in the preamble to this Agreement.
“Patent Rights” means all rights associated with any and all issued and unexpired patents and pending patent applications in any country in the world, together with any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents of any of the foregoing, wherever and whenever existing.
“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.

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MICRON / NTC CONFIDENTIAL

“Primary Process Node” means a generation of DRAM manufacturing process technology that results in substantial manufacturing efficiencies through either a reduction in the minimum repeatable half pitch of a device (minimum physical feature size or line width) relative to the prior generation of such technology (e.g., the 42nm Process Node or the 30nm Process Node, etc.) or a change in memory cell architecture (e.g., 4F2 and 6F2 cells).
“Probe Testing” means testing, using a wafer test program as set forth in the applicable specifications, of a wafer that has completed all processing steps deemed necessary to complete the creation of the desired DRAM integrated circuits in the die on such wafer, the purpose of which test is to determine how many and which of the die meet the applicable criteria for such die set forth in the specifications.
“Process Node” means a collection of process technology and equipment that enables the production of semiconductor wafers for a particular minimum repeatable half pitch of a device (minimum physical feature size or line width) and often designated by the size of such pitch (e.g., the 20nm Process Node).
“Qualification Notice” means a written notice from Micron to NTC conspicuously labeled as “Qualification Notice” and indicating that Micron has achieved Internal Qualification of the Licensed Node.
“Recoverable Taxes” shall have the meaning set forth in Section 4.7(a).
“ROC” means the Republic of China.
“Software” means computer program instruction code, whether in human‑readable source code form, machine‑executable binary form, firmware, scripts, interpretive text, or otherwise. The term “Software” does not include databases and other information stored in electronic form, other than executable instruction codes or source code that is intended to be compiled into executable instruction codes.
“Subsidiary” means, with respect to any specified Person, any other Person that, directly or indirectly, including through one or more intermediaries, is Controlled by such specified Person.
“Tax” or “Taxes” means any federal, state, local or foreign net income, gross income, gross receipts, sales, use ad valorem, transfer, franchise, profits, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, customs, duties or other type of fiscal levy and all other taxes, governmental fees, registration fees, assessments or charges of any kind whatsoever, together with any interest and penalties, additions to tax or additional amounts imposed or assessed with respect thereto.
“Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.

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“Third Party” means any Person other than NTC or Micron.
“Transfer Fee” shall have the meaning ascribed thereto in Section 4.1 of this Agreement.
“Transferred Technology” means the information and deliverables described on Schedule 1 for the Licensed Node developed by Micron for the manufacture of DRAM Products and the information and deliverables described on Schedule 2 for the DRAM Design identified thereon developed by Micron as of the Exercise Date, excluding any of the foregoing that cannot be shared with NTC without further permission or consent of, further payment to, or breach of agreement with, any Third Party.

“Trigger Date” shall have the following meaning:
(c)    in the event that [***] any [***] of the [***], “Trigger Date” shall mean the later of (i) the date on which Micron's [***] (i.e., [***]), and (ii) the date on which the Qualification Notice is delivered to NTC; or
(d)    in the event that [***] any [***] of the [***], “Trigger Date” shall mean the date on which the Qualification Notice is delivered to NTC.
“TTLA Agreements” means (a) the Technology Transfer and License Agreement for 68-50 nm Process Nodes dated April 21, 2008, as amended by Amendment No. 1 dated April 9, 2010, between the Parties, as may be amended from time to time, and/or (b) the Second Amended and Restated Technology Transfer and License Agreement effective April 9, 2010, between the Parties, as may be amended from time to time.
1.2    Certain Interpretive Matters.
(a)    Unless the context requires otherwise, (1) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement; (2) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP; (3) words in the singular include the plural and vice versa; (4) the term “including” means “including without limitation”; and (5) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof. Unless otherwise denoted, all references to $ or dollar amounts will be to lawful currency of the United States of America. All references to “day” or “days” will mean calendar days.
(b)    No provision of this Agreement will be interpreted in favor of, or against, either Party by reason of the extent to which (1) such Party or its counsel participated in the drafting thereof or (2) any such provision is inconsistent with any prior draft of this Agreement or such provision.

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ARTICLE 2
OPTION; LICENSE; RESTRICTIONS
2.1    Option.
(a)    Subject to Section 2.1(c), from the Trigger Date until the date that is [***] after the Trigger Date (the “Option Period”), NTC shall have the right, but not the obligation, to obtain the license rights set forth in Section 2.2 (the “Option”).
(b)    NTC may only exercise the Option by providing to Micron, only during the Option Period, a written notice indicating NTC's decision to exercise the Option (the “Exercise Notice”) and full payment of the Transfer Fee. Subject to NTC exercising the Option in accordance with this Section 2.1, NTC shall be granted the license rights set forth in Section 2.2, automatically and without any further action, upon the later of (i) Micron's receipt of the Exercise Notice and (ii) NTC's payment of the Transfer Fee to Micron (such later date referred to herein as the “Exercise Date”).
(c)    Notwithstanding anything to the contrary in this Agreement, in the event that [***] any [***] of the [***] of [***] is not [***] within two (2) years after the Effective Date, this Agreement shall automatically terminate and NTC shall have no right under this Agreement to exercise the Option and/or to obtain the license rights set forth in Section 2.2. Subject to the foregoing, in the event that this Agreement is terminated pursuant to this Section 2.1(c), Micron and NTC shall engage in good faith discussions with each other [***] regarding whether and under what terms [***] may [***] to [***] related to the [***].
(d)    Micron shall provide the Qualification Notice to NTC promptly after the later of the date on which Micron achieves Internal Qualification of the Licensed Node.
2.2    License. Subject to the exercise of the Option by NTC in accordance with Section 2.1 and subject to the terms and conditions of this Agreement, Micron grants to NTC a [***], royalty-bearing (subject to Section 4.2(d)) license under Micron's [***] in the [***]:
(a)    to [***] the [***], only in [***], for the purpose of [***] and/or [***] and/or [***];
(b)    to [***] and/or [***] in the [***] using the [***]; and
(c)    to [***] of the [***] as reasonably necessary for the purpose of [***], provided that any such [***] shall be deemed to be [***].
2.3    Restrictions.
(a)    NTC shall not [***] other than the [***]. If NTC properly exercises the Option, NTC shall have the rights set forth Section 2.2, but only if and for so long as the [***] is

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[***] and no other [***] has a [***] or [***], directly or indirectly, [***] any of the [***] in the [***].
(b)    NTC shall not [***] the [***] to [***] other than [***] and [***].
(c)    The rights set forth in Section 2.2 do not include any [***] or any rights to [***].
(d)    The rights set forth in Section 2.2 shall not be effective until NTC exercises the Option in accordance with Section 2.1(b).
(e)    Except as expressly permitted under [***] with respect to [***], NTC shall not [***] the [***].
2.4    Reservations of Rights. Except as expressly set forth in Section 2.2, Micron reserves all of its rights, title and interest in, to and under the Transferred Technology. No right or license is granted under this Agreement by Micron to NTC expressly, impliedly, by estoppel or otherwise, in, to or under (i) any Patent Rights, or (ii) except as expressly set forth in Section 2.2, any IP Rights, material, technology or other intellectual property owned by or licensed to Micron or any of its Affiliates. NTC shall not exploit any IP Rights of Micron in the Transferred Technology beyond the scope of the rights expressly licensed under Section 2.2.
ARTICLE 3
TRANSFER OF TECHNOLOGY
3.1    Transfer of Technology. If NTC exercises the Option, then Micron shall either (i) deliver the Transferred Technology, provide wafers, and provide the transfer session in accordance with the requirements set forth in Sections 3.1(a), (b), and (c), or (ii) cause a Micron Affiliate or Third Party (as designated by Micron in writing) having a semiconductor fabrication facility to which the Transferred Technology has been transferred (the “Designee”) to deliver the Transferred Technology, provide wafers, and provide the transfer session in accordance with the requirements set forth in Sections 3.1(a), (b), and (c). The decision as to whether to transfer the Transferred Technology under (i) or (ii) above shall be made by Micron in its sole discretion.
(a)    Delivery of Micron Transferred Technology to NTC. If NTC exercises the Option, then (to the extent not previously delivered) Micron or its Designee shall deliver to NTC the Transferred Technology, in the form stored as of the Exercise Date, using reasonable delivery methods. Micron shall use commercially reasonable efforts to complete the delivery of the Transferred Technology within [***] after the Exercise Date. Except as provided in Section 3.1(b), the foregoing obligation does not require Micron or its Designee to create, make, adapt, develop, modify and/or translate any such information or materials. After Micron or its Designee begins the delivery of Transferred Technology to NTC, NTC may request Micron or its Designee (as applicable) in writing to [***] the [***] of such [***] with any [***] to be [***]; however, with respect to the

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subject matter of any such requests made more than sixty (60) days after Micron or its Designee provides written notice to NTC indicating that the [***] is [***] NTC shall [***] that Micron or its Designee [***] set forth under this Section.
(b)    Preproduction Wafers. If NTC exercises the Option, then within [***] after the Exercise Date, Micron or its Designee shall, [***], provide to NTC the following wafers based on the DRAM Design as identified in Schedule 2: [***] relating to the Licensed Node or such lesser quantities as mutually agreed. The obligation to provide the foregoing wafers shall be contingent on NTC providing to Micron or its Designee, [***] after the Exercise Date, a full description of NTC's desired parameters for the foregoing wafers. Except as expressly set forth in this Section 3.1(b), Micron or its Designee shall not be obligated to provide any wafers to NTC under this Agreement.
(c)    Transfer Session. After Micron or its Designee provides written notice to NTC indicating that the delivery of Transferred Technology to NTC is complete, Micron or its Designee shall, at a time reasonably designated by Micron, allow a limited number of NTC employees to attend a transfer session at a facility of Micron or its Designee (the particular facility to be designated at Micron's discretion). At such transfer session, Micron and/or its Designee shall make available their technical personnel to answer questions, address requests for clarifications, and provide explanation regarding the Transferred Technology. The duration of such transfer session shall not exceed [***] Business Days. Micron shall allow (and NTC shall not send more than) up to [***] employees of NTC to attend the [***] of such transfer session. Micron shall allow (and NTC shall not send more than) up to [***] employees of NTC to attend the [***] of such transfer session. The daily meetings during such transfer session shall not exceed [***] per day. NTC shall be responsible for all travel, meal, and lodging expenses of its employees that attend the transfer session. Neither Micron nor its Designee shall be obligated to provide NTC employees with access to any tools located at the site of the transfer session.
3.2    No Engineering Services. Except as expressly set forth in Section 3.1, neither Micron nor its Designee shall be obligated to provide any services to NTC under this Agreement. Without limiting the foregoing, neither Micron nor its Designee shall be obligated under this Agreement to provide any design and/or engineering services to NTC in connection with NTC's implementation or use of the Licensed Node. If NTC requests such services from Micron after the Exercise Date, then (i) Micron and NTC shall engage in good faith discussions regarding whether and under what terms Micron may provide such services to NTC, and (ii) in the event that Micron (in its sole discretion) elects to provide such services, the Parties shall negotiate in good faith regarding the terms of a separate written agreement to govern the provision of such services.
3.3    [***]. The obligations under this Agreement to [***] the Transferred Technology to [***] are [***] to the [***] Transferred Technology [***]. Neither [***] nor its [***] shall be obligated under this Agreement to provide to [***] any [***] to the Transferred Technology [***].

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3.4    [***]. [***] may from time to time [***] to [***] and/or its Affiliates regarding the Transferred Technology (“[***]”). To the extent that [***] provides such [***], [***] hereby [***] to [***] a [***], under all of [***] in or relating to the [***], for any and all purposes and applications and [***] any and all [***]. Notwithstanding Section 5 of this Agreement, neither [***] nor its Affiliates shall be subject to any non-disclosure obligations with respect to such [***], even if designated as confidential.
ARTICLE 4
PRICES AND PAYMENTS
4.1    Transfer Fee. Without limiting Section 4.2, the amount of the transfer fee, payable to Micron as set forth below, shall be [***] (the “Transfer Fee”). In the event that NTC elects to exercise the Option, then NTC shall, in partial consideration of the rights granted to NTC under the Transferred Technology, pay to Micron [***].
4.2    Royalties for Transferred Technology; Credit. In addition to the amount due for the transfer of Transferred Technology under Section 4.1, NTC agrees to pay the following royalties in the event that NTC exercises the Option.
(a)    NTC shall pay to Micron royalties of [***] of Adjusted Revenues.
(b)    NTC shall pay to Micron royalties of [***] of Foundry Customer Other Adjusted Revenues.
(c)    NTC shall pay to Micron royalties of [***] of Foundry Customer Special Adjusted Revenues.
(d)    If a DRAM Product or DRAM Module originally manufactured by the NTC Qualified Fab is sold or otherwise transferred to an Affiliate of NTC that is either an end user or an original equipment manufacturer (“OEM”), then Gross Revenues will also include such sales or other transfer to the Affiliate and the Gross Revenues used in the calculation of royalties under Section 4.2(a) or (b) shall be the greater of (i) the [***] of the [***] the [***] as [***] in the [***] that are not [***] of [***] and (ii) the [***] associated with the [***] to the [***], as applicable.
(e)    Micron IP Royalties payable under this Section 4.2 are due only for sales or transfers of DRAM Products or DRAM Modules occurring before [***].
(f)    Until the [***] is [***] Micron agrees to [***] of NTC's royalty obligation under Section 4.2(a) and [***] of NTC's royalty obligation under Section 4.2(b), as follows:
(i)    Until the [***] is [***] for each [***] for which Micron IP Royalties are payable hereunder, (a) NTC shall make a cash payment to Micron, in accordance with Section

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4.5(c), in an amount equal to [***] for such [***] for such [***] for such [***], and (b) [***] shall be [***] by [***] for such [***] for such [***].
(ii)    Once the [***] is [***], the [***] shall be paid by NTC in cash in accordance with Section 4.5(c). Both before and after the [***] is [***] shall be [***] by [***]. NTC shall have no right under this Agreement to [***] of the [***].
4.3    Royalty Reporting and Payment. Within sixty (60) days following the end of [***] for so long as any Micron IP Royalties are payable hereunder, NTC shall submit to Micron a written report, which is certified by NTC's chief financial officer as complete and correct, setting forth in reasonable detail, the quantity of each DRAM Product disposed of by NTC and the applicable Micron IP Royalties due for the immediately preceding [***]. NTC shall cause each of its Affiliates (other than NTC Subsidiaries) who dispose of DRAM Product in a manner that causes Micron IP Royalties to be due to provide a written report, which is certified by each such Affiliate's chief financial officer as complete and correct, setting forth in reasonable detail such Affiliate's dispositions of DRAM Product and corresponding Micron IP Royalties for the [***] that is the subject of each of the foregoing reports of NTC. NTC shall provide a copy of each report from an Affiliate (other than NTC Subsidiaries) to Micron with submission of NTC's report. NTC shall pay to Micron all Micron IP Royalties due for such [***] contemporaneously with the submission of such report in accordance with Sections 4.2 and 4.5.
4.4    Audit Rights and Records. Micron shall have the right to have an independent Third Party auditor audit [***], upon reasonable advance written notice, during normal business hours and on a confidential basis subject to an obligation of confidentiality, all records and accounts of NTC relevant to the calculation of Micron IP Royalties in the [***] immediately preceding the date of the audit; provided, however, NTC shall not be obligated to provide any records and book of accounts existing prior to the Exercise Date. NTC shall, for at least a period of [***] from the date of their creation, keep complete and accurate records and books of accounts concerning all transactions relevant to calculation of Micron IP Royalties in sufficient detail to enable a complete and detailed audit to be conducted. In the event any such audit determines that Micron IP Royalties have been underpaid by more than [***] U.S. dollars in any [***], NTC shall promptly pay Micron such underpayment amount, together with interest, and reimburse Micron for its reasonable costs and expenses of the audit.
4.5    Reports and Invoices; Payments.
(a)    All reports and invoices under this Agreement may be sent by any method described in Section 9.1 or electronically with hardcopy confirmation sent promptly thereafter by any method described in Section 9.1. Such reports and invoices should be sent to the following contacts or such other contact as may be specified hereafter pursuant to a notice sent in accordance with Section 9.1:
(i)    Invoices to NTC:

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[***]
Nanya Technology Corp.
Hwa-Ya Technology Park 669, Fuhsing 3 Rd. Kueishan, Taoyuan, Taiwan, R. O. C.
Fax:        [***]
E-Mail:    [***]

(ii)    Reports to Micron:
[***]
8000 S. Federal Way
P.O. Box 6, MS 1-720
Boise, Idaho, USA 83707-0006
Fax:        [***]
Email:        [***]

(b)    All amounts owed by a Party under this Agreement are stated, calculated and shall be paid in United States Dollars ($ U.S.).
(c)    Payment is due on all amounts properly invoiced within thirty (30) days of receipt of invoice. All payments made under this Agreement shall be made by wire transfer to a Micron bank account designated by the following person or by such other person designated by notice:
Payments to Micron:

c/o [***]
8000 S. Federal Way
P.O. Box 6, MS 1-107
Boise, Idaho, USA 83707-0006
Fax:        [***]
Email:        [***]

4.6    Interest. Any amounts payable to Micron hereunder and not paid within the time period provided shall accrue interest, from the time such payment was due until the time payment is actually received, at the rate of [***], compounded annually or the highest rate permitted by Applicable Law, whichever is lower.
4.7    Taxes.
(a)    All sales, use and other transfer Taxes imposed directly on or solely as a result of the services, rights licensed or technology transfers or the payments therefor provided herein shall be stated separately on the service provider's, licensor's or technology transferor's invoice, collected from the service recipient, licensee or technology transferee and shall be remitted by service provider, licensor or technology transferor to the appropriate Taxing Authority (“Recoverable Taxes”), unless

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the service recipient, licensee or technology transferee provides valid proof of tax exemption prior to the Exercise Date or otherwise as permitted by Applicable Law prior to the time the service provider, licensor or technology transferor is required to pay such Taxes to the appropriate Taxing Authority. When property is delivered, rights granted and/or services are provided or the benefit of services occurs within jurisdictions in which collection and remittance of Taxes by the service recipient, licensee or technology transferee is required by Applicable Law, the service recipient, licensee or technology transferee shall have sole responsibility for payment of said Taxes to the appropriate Taxing Authority. In the event any Taxes are Recoverable Taxes and the service provider, licensor or technology transferor does not collect such Taxes from the service recipient, licensee or technology transferee or pay such Taxes to the appropriate Governmental Entity on a timely basis, and is subsequently audited by any Taxing Authority, liability of the service recipient, licensee or technology transferee will be limited to the Tax assessment for such Recoverable Taxes, with no reimbursement for penalty or interest charges or other amounts incurred in connection therewith. Except as provided in Section 4.7(b), Taxes other than Recoverable Taxes shall not be reimbursed by the service recipient, licensee or technology transferee, and each Party is responsible for its own respective income Taxes (including franchise and other Taxes based on net income or a variation thereof), Taxes based upon gross revenues or receipts, and Taxes with respect to general overhead, including but not limited to business and occupation Taxes, and such Taxes shall not be Recoverable Taxes.
(b)    In the event that the service recipient, licensee or technology transferee is prohibited by Applicable Law from making payments to the service provider, licensor or technology transferor unless the service recipient, licensee or technology transferee deducts or withholds Taxes therefrom and remits such Taxes to the local Taxing Authority, then the service recipient, licensee or technology transferee shall [***] and shall pay to the service provider, licensor or technology transferor the [***] and, in the case of [***], after the [***] of any [***] as a result of the payment to the service provider, licensor or technology transferor [***] the service provider, licensor or technology transferor [***] of any such [***] of any such [***].
4.8    Payment Delay. Notwithstanding anything to the contrary in this Agreement, if requested by Micron by notice in accordance with Section 9.1, NTC will delay making any payments hereunder when due until notified by Micron in accordance with Section 9.1.
ARTICLE 5
CONFIDENTIALITY; OTHER INTELLECTUAL PROPERTY MATTERS
5.1    Confidentiality. The Micron-NTC Mutual NDA is incorporated herein by reference, and the Parties agree that the Micron-NTC Mutual NDA shall govern the confidentiality and non-disclosure obligations of the Parties in connection with information exchanged under this Agreement. If the Micron-NTC Mutual NDA is terminated or expires and is not replaced, then Confidential Information provided, disclosed, obtained or accessed in the performance of the Parties' activities under this Agreement shall continue to be subject to all applicable provisions of the Micron-

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NTC Mutual NDA notwithstanding such termination or expiration. The Parties acknowledge and agree that the Transferred Technology shall be deemed to be the Confidential Information of Micron without any further requirement or obligation of identification, labeling, marking or confirmation. Furthermore, each Party shall treat the terms of this Agreement as if they were the Confidential Information of the other Party. To the extent there is a conflict or inconsistency between the terms of this Agreement and the Micron-NTC Mutual NDA, the terms of this Agreement shall govern to the extent of such conflict or inconsistency.
5.2    Additional Controls and Restrictions.
(a)    To the extent that Micron provides to NTC any layout data, schematics data, scribe line test patterns, internal architecture specifications, test modes and configurations, and/or similarly sensitive information, NTC shall only store such information on secure servers subject to password protection, and NTC shall limit access to such information to only those of its Representatives (as defined in the Micron-NTC Mutual NDA) who have a need to access such information for the purposes of exercising NTC's rights under this Agreement.
(b)    NTC shall only store the Transferred Technology at the NTC Qualified Fab and, except as expressly permitted under Section 5.3 of this Agreement, NTC shall not transfer, send, or otherwise transmit the Transferred Technology (or any portion thereof) to any facility other than the NTC Qualified Fab.
(c)    To the extent that a Party receives from the other Party any materials or documentation (whether in physical or electronic form) that include such other Party's Confidential Information, the receiving Party shall not remove any product identification, copyright or other proprietary or confidentiality notices from such materials or documentation.
(d)    Notwithstanding any provision of the Micron-NTC Mutual NDA, NTC shall not have the right to disclose any portion of the Transferred Technology to any contractors of NTC other than NTC Design Contractors and NTC Process Contractors subject to Sections 5.3(ii) and 5.3(iii).
5.3    Permitted Disclosures by NTC. Notwithstanding any other provision of this Agreement, NTC may make the following disclosures to the following entities, provided that (a) such entities are subject to written nondisclosure obligations at least as strict as the nondisclosure obligations set forth in this Agreement (including, without limitation, the Micron-NTC Mutual NDA), and (b) NTC shall have no right to (and shall not) disclose any [***]:
(i)    Only as necessary to [***] by NTC of [***], and only after [***] from the date on which Micron [***] of the [***], NTC may disclose to its [***] the following aspects of the Transferred Technology for the Licensed Node: [***] (if applicable for the Licensed Node), [***], and [***].

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(ii)    Only as necessary to [***] to be manufactured at the NTC Qualified Fab using the Licensed Node, NTC may disclose to [***] the following aspects of the Transferred Technology for the Licensed Node: [***] (if applicable for the Licensed Node), [***], and [***]. Notwithstanding the foregoing, NTC shall not disclose the Transferred Technology (or any portion thereof) to any [***] that [***] at the time of such disclosure.
(iii)    NTC may disclose to [***] of the Transferred Technology that [***] by NTC at the NTC Qualified Fab; provided however, that NTC shall not disclose the Transferred Technology (or any portion thereof) to any [***] that is [***] at the time of such disclosure.
(iv)    NTC may disclose to [***] Transferred Technology that [***] the [***] by or for NTC for the manufacture of DRAM Products using the Transferred Technology. Any such disclosure relating to [***] for the [***] shall be limited to [***] to be [***] in connection with such [***].
5.4    Intellectual Properties Retained. Nothing in this Agreement shall be construed to transfer ownership of any intellectual property rights from one Party to another Party.
5.5    [***] by Foundry Customers. In the event that (i) NTC begins using the Transferred Technology to design, develop, manufacture, and/or test Foundry Customer Products for a Third Party [***] such Third Party [***] as set forth in [***] above, and (ii) such Third Party [***] a [***] in a [***] or any of [***] except where such Third Party [***] in a [***], the Parties agree that:
(a)    NTC shall not have any right under this Agreement to [***] for such Third Party for so long as such Third Party [***]; and
(b)    Micron shall not [***] based solely on [***] using the [***] for such Third Party [***] such Third Party [***] until [***] such Third Party [***].
5.6    [***]. Nothing in this Agreement shall obligate Micron to [***] NTC any [***] that Micron may [***] the [***]. Subject to the foregoing, in the event that Micron [***] and [***] a [***] (i.e., a [***] that is [***] than the [***]), Micron shall, upon request by NTC, [***] good [***] NTC regarding whether and under what [***] may [***] for such [***].

ARTICLE 6
WARRANTIES; DISCLAIMERS
6.1    No Implied Obligation or Rights. Nothing contained in this Agreement shall be construed as:

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(a)    a warranty or representation that any manufacture, sale, lease, use or other disposition of any products based upon any of the IP Rights licensed or technology transferred hereunder will be free from infringement, misappropriation or other violation of any Patent Rights, IP Rights or other intellectual property rights of any Person;
(b)    an agreement to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights or conferring any right to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights; or
(c)    conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either Party.
6.2    Third Party Software. Exploitation of any of the rights licensed or technology transferred hereunder may require use of Software owned by a Third Party and not subject to any license granted under this Agreement or any other agreements between Micron and NTC. Nothing in this Agreement shall be construed as granting to any Party, any right, title or interest in, to or under any Software owned by any Third Party. Except as may be specified otherwise in this Agreement, any such Software so required is solely the responsibility of each of the Parties. Moreover, should a Party who transfers technology under this Agreement discover after such transfer that it has provided Software to the other Party that it was not entitled to provide, such providing Party shall promptly notify the other Party and the recipient shall return such Software to the providing Party and not retain any copy thereof.
6.3    DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED IN SECTION 6.4, EACH OF NTC AND MICRON DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT WITH RESPECT TO ANY TECHNOLOGY, IP RIGHTS, MICRON TRANSFERRED TECHNOLOGY, OR OTHER RIGHTS OR MATERIALS LICENSED OR TRANSFERRED UNDER THIS AGREEMENT. NEITHER NTC NOR MICRON MAKES ANY WARRANTIES WITH RESPECT TO THE OTHER PARTY'S ABILITY TO: (A) USE ANY OF THE FOREGOING, OR (B) MANUFACTURE OR HAVE MANUFACTURED ANY PRODUCTS BASED THEREON. NEITHER NTC NOR MICRON MAKES ANY WARRANTY, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, THAT THE USE, PRACTICE OR COMMERCIAL EXPLOITATION OF ANYTHING PROVIDED PURSUANT TO THIS AGREEMENT WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.
6.4    Transferred Technology. Micron represents and warrants to NTC that the Transferred Technology delivered to NTC pursuant to Section 3.1 of this Agreement includes the state thereof used by Micron as of the date on which such Transferred Technology is extracted by Micron for delivery to NTC, such date being on or after the Exercise Date and on or before the date of delivery to NTC.

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ARTICLE 7
LIMITATION OF LIABILITY
7.1    LIMITATION OF LIABILITY. EXCEPT FOR LIABILITY DUE TO BREACH OF CONFIDENTIALITY OBLIGATIONS, IN NO EVENT SHALL ONE PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR OTHER INDIRECT DAMAGES OR ANY PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SUCH DAMAGES ARE BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY. THESE LIMITATIONS SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH HEREIN ARE AN ESSENTIAL ELEMENT IN THE CONSIDERATION PROVIDED BY EACH PARTY UNDER THIS AGREEMENT.
ARTICLE 8
TERM AND TERMINATION
8.1    Term. This Agreement shall become effective retroactively as of the Effective Date as if it had been executed and delivered on the Effective Date and shall continue in effect until terminated by mutual agreement or until terminated pursuant to Section 8.2.
8.2    Termination.
(a)    This Agreement shall automatically terminate upon expiration of the Option Period if NTC has not properly exercised the Option (in accordance with Section 2.1) prior to the expiration of the Option Period.
(b)    This Agreement shall automatically terminate on the date that is two (2) years after the Effective Date in the event that Elpida develops any portion of the Transferred Technology and Micron's acquisition of Elpida is not consummated (i.e., does not close) within two (2) years after the Effective Date.
(c)    In the event NTC commits a material breach of this Agreement and such breach remains uncured for more than sixty (60) days after NTC receives written notice of such breach, Micron may terminate this Agreement by written notice to NTC.
(d)    Micron may terminate this Agreement upon written notice to NTC in the event that one or more of the following events occur: (i) appointment of a trustee or receiver for all or any part of the assets of NTC; (ii) insolvency or bankruptcy of NTC; (iii) a general assignment by NTC for the benefit of creditor(s); or (iv) dissolution or liquidation of NTC.

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(e)    Micron may terminate this Agreement upon written notice to NTC in the event that (i) NTC undergoes a Change of Control, or (ii) the NTC Qualified Fab is otherwise acquired, whether de factor or de jure, by any Third Party. NTC shall provide written notice to Micron prior to such Change of Control or such acquisition by a Third Party of the NTC Qualified Fab.
(f)    Micron may terminate this Agreement upon written notice to NTC in the event that any of the TTLA Agreements is terminated due to an uncured material breach by NTC.
(g)    Micron may terminate this Agreement upon written notice to NTC in the event of a breach or default by Nan Ya Plastics of any of its obligations set forth in Sections 1, 2 or 3 of the New Finance Agreement.
8.3    Effects of Termination.
(a)    Termination of this Agreement hereunder shall not affect any of the Parties' respective rights accrued or obligations owed before termination. In addition, the following shall survive termination for any reason: Sections 1, 2.3, 3.4, 4.1, 4.3 through 4.8, 5.1, 5.4, 6, 7, 8.3 and 9.
(b)    In the event of termination of this Agreement, all licenses and rights granted to NTC under this Agreement shall terminate and NTC shall cease all use of the Transferred Technology and shall promptly, as directed by Micron, either destroy or return to Micron all copies of the Transferred Technology in NTC's possession or under NTC's control, and an officer of NTC shall provide written certification to Micron that such destruction or return has been completed.
ARTICLE 9
MISCELLANEOUS
9.1    Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) delivery in person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

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If to NTC:        Nanya Technology Corporation
Hwa-Ya Technology Park 669
Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attention: Legal Department
Fax: 886.3.396.2226

If to Micron:    Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attention: General Counsel
Fax: 208.368.1309

9.2    Waiver. The failure at any time of a Party to require performance by the other Party of any responsibility or obligation required by this Agreement shall in no way affect a Party's right to require such performance at any time thereafter, nor shall the waiver by a Party of a breach of any provision of this Agreement by the other Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.
9.3    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Party hereto; provided, however, that neither this Agreement nor any right or obligation hereunder may be assigned or delegated by either Party (including, without limitation, by merger, operation of law, or through the transfer of substantially all of the equity, assets, or business of a Party to this Agreement) in whole or in part to any other Person without the prior written consent of the non-assigning Party. Any purported assignment in violation of the provisions of this Section 9.3 shall be null and void and have no effect.
9.4    Third Party Rights. Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision.
9.5    Force Majeure. The Parties shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by a Force Majeure Event.
9.6    Choice of Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, USA, without giving effect to the principles of conflict of laws thereof.
9.7    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in a state or federal court of competent jurisdiction located in the State of California, USA, and each

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of the Parties to this Agreement hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.
9.8    Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.
9.9    Export Control. Each Party agrees that it will not knowingly: (a) export or re‑export, directly or indirectly, any technical data (as defined by the U.S. Export Administration Regulations) provided by the other Party or (b) disclose such technical data for use in, or export or re-export directly or indirectly, any direct product of such technical data, including Software, to any destination to which such export or re-export is restricted or prohibited by United States or non‑United States law, without obtaining prior authorization from the U.S. Department of Commerce and other competent Government Entities to the extent required by Applicable Laws.
9.10    Entire Agreement. This Agreement, together with its Schedules and the agreements and instruments expressly provided for herein, including the applicable terms of the other Joint Venture Documents, constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements, amendments and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof, provided that, in the event that any right, obligation or other provision of this Agreement conflicts with any right, obligation or provision of that certain Waiver and Consent Side Letter Agreement, entered into by and between the Parties and effective October 11, 2012, as amended, the Waiver and Consent Side Letter Agreement shall prevail, and the Parties shall conduct their affairs to give effect to such rights, obligations or provisions as are set forth in the Waiver and Consent Side Letter Agreement.
9.11    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the Parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.
9.12    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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< Signature pages follow >

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

MICRON TECHNOLOGY, INC.

By:	/s/ Michael W. Sadler
Name: Michael W. Sadler
Title: Vice President of Corporate Development

THIS IS THE SIGNATURE PAGE FOR THE TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT FOR 20NM PROCESS NODE ENTERED INTO BY AND BETWEEN MICRON AND NTC

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NANYA TECHNOLOGY CORPORATION

By:	/s/ Charles Kau
Name: Charles Kau
Title: President

THIS IS THE SIGNATURE PAGE FOR THE TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT FOR 20NM PROCESS NODE ENTERED INTO BY AND BETWEEN MICRON AND NTC